SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934


                        October 20, 1998
        (Date of Report, date of earliest event reported)


                      TREMONT CORPORATION
      (Exact name of Registrant as specified in its charter)



      Delaware                 1-10126             76-0262791
     (State or other          (Commission         (IRS Employer
      jurisdiction of          File Number)        Identification
      incorporation)                               Number)


      1999 Broadway, Suite 4300, Denver, CO              80202
     (Address of principal executive offices)          (Zip Code)


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                        (303) 296-5600
       (Registrant's telephone number, including area code)



                        Not Applicable
      (Former name or address, if changed since last report)




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Item 5:   Other Events

          On October 20, 1998 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's declaration of a Fourth Quarter 1998 dividend.



Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Item No.                        Exhibit List

          99.1      Press release dated October 20, 1998 issued by Registrant.




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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TREMONT CORPORATION
                              (Registrant)




                              By: /s/ Joan H. Prusse
                                  Joan H. Prusse
                                  Assistant Secretary




Date:  October 20, 1998



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